WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                            $1,173,988,000 (approx.)
                     WaMu Mortgage Pass-Through Certificates
                                 Series 2001-AR3

                                                 Credit                                     Initial
                Certificate      Ratings        Enhance.       Initial     Collateral       Wtd Avg       Certificate
  Class        Size (+/- 10%)    Mdy/S&P         %age(1)       Coupon        Index         Margin (7)        Type
--------------------------------------------------------------------------------------------------------------------------
               Offered  Certificates
--------------------------------------------------------------------------------------------------------------------------
   I-A          $743,400,500     Aaa/AAA          4.50%        WAC(2)       One-Year         1.200%          Group I
                                                                             MTA(5)                          Senior
--------------------------------------------------------------------------------------------------------------------------
   II-A         $386,799,700     Aaa/AAA          4.50%        WAC(3)        COFI(6)         1.250%         Group II
                                                                                                             Senior
--------------------------------------------------------------------------------------------------------------------------
   B-1           $25,444,200      Aa2/NR          2.35%        WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------
   B-2           $11,242,900      A2/NR           1.40%        WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------
   B-3            $7,100,700     Baa2/NR          0.80%        WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------
               Not Offered Hereby
--------------------------------------------------------------------------------------------------------------------------
   B-4            $2,367,000      Ba2/NR          0.60%        WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------
   B-5            $2,366,900      B2/NR           0.40%        WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------
   B-6            $4,733,897      NR/NR            --          WAC(4)       MTA/COFI         1.217%         Crossed
                                                                                                          Subordinate
--------------------------------------------------------------------------------------------------------------------------

(1) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency review;
(2) The Class I-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in Group I. The Certificate Interest Rate with the respect to the first Interest Accrual Period is expected to be approximately 5.194%. The aggregate amount of interest payable on each class of certificates will be reduced by the amount of deferred interest on the Mortgage Loans in the related Mortgage Loan Group and that deferred interest will be added to the certificate principal balances of each such class pro-rata in proporation to the amount of interest accrued on such class;
(3) The Class II-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in Group II. The Certificate Interest Rate with the respect to the first Interest Accrual Period is expected to be approximately 5.006%. The aggregate amount of interest payable on each class of certificates will be reduced by the amount of deferred interest on the Mortgage Loans in the related Mortgage Loan Group and that deferred interest will be added to the certificate principal balances of each such class pro-rata in proporation to the amount of interest accrued on such class;

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 1

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


(4) The Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.129%;
(5) All of the Group I Mortgage Loans bear interest at a mortgage rate that adjusts monthly and is equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as publicized by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (G.13)," determined by averaging the most recently available twelve months (the "One-Year MTA"). On each adjustment date, the Mortgage Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the One-Year MTA Index as available 15 days prior to each interest rate change date and the gross margin (subject to applicable lifetime caps as described herein). The "Selected Interest Rates (G.13)" will cease publication after January 2002, and the Master Servicer will determine One-Year MTA based on Federal Reserve Statistical Release (H.15), which provides comparable information and determine a new Margin.
(6) All of the Group II Mortgage Loans bear interest at a mortgage rate that adjusts monthly based upon the cost of funds of the 11th district members of the Federal Home Loan Bank of San Francisco ("COFI Index"). On each adjustment date, the Mortgage Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate change date and the gross margin (subject to applicable lifetime caps as described herein);
(7) Initial weighted average Net Margin as of the Cut-off Date. The calculation of Net Margin is more fully described herein.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                        Page 2

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Depositor/seller:             Washington Mutual Mortgage Securities Corp.

Originator/Servicer:          Washington Mutual Bank, FA  and Washington
                              Mutual Bank

Master Servicer:              Washington Mutual Mortgage Securities Corp.

Trustee:                      Bankers Trust Company of California, N.A.

Lead Underwriter:             Bear, Stearns & Co. Inc.

Co-Managing Underwriters:     Sandler O'Neill & Partners, L.P. , Keefe, Bruyette
                              & Woods, Inc., and WaMu Capital, a division of
                              Washington Mutual Bank, FA

Cut-Off Date:                 November 1, 2001

Settlement Date:              November 30, 2001

Rating Agencies:              Moody's Investors Service, Inc. and Standard
                              & Poor's

Legal Structure:              REMIC

Optional Call:                5% cleanup call

Distribution Date:            25th of each month or if such day is not a
                              business day the next business day

Form of Registration:         The Offered Certificates will be issued in
                              book-entry form through DTC.

ERISA:                        The Offered Certificates will be ERISA eligible.
                              Prospective investors should review with the legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:         The Master Servicer will be obligated to advance
                              delinquent payments of principal and interest through the


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 3

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              date of liquidation of an REO property to the extent they are deemed recoverable. The Trustee will be obligated to advance if the Master Servicer fails in its obligation to advance.

Compensating Interest:        The Master Servicer is obligated to remit with
                              respect to each Mortgage Loan Group an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of prepayments in full ("Payoffs") in that Mortgage Loan Group made from the 15th day of the calendar month preceding the distribution date to the last day of the month and (b) the applicable monthly master servicing fee with the respect to that Mortgage Loan Group, any reinvestment income realized by the Master
                              Servicer relating to Payoffs on the Mortgage Loans in that Mortgage Loan Group made during the Prepayment Period and interest payments on Payoffs in that Mortgage Loan Group received during the period of the first day through the 14th day of the month of the distribution date. The
                              "Prepayment Period" for each distribution date will start on the 15th day of the month preceding the month in which the distribution date occurs
                              (or, in the case of the first distribution date, beginning on the Cut-off Date) and end on the 14th day of the month in which the distribution date occurs.

Collateral Description:       As of October 1, 2001 the mortgage pool consists
                              of approximately 2,516 conventional, One-Year
                              MTA-indexed and COFI-indexed, first lien residential mortgage loans with original terms to maturity of not more than 40 years, having an aggregate balance of approximately $1.183 billion.
                              Approximately 71% of the mortgaged properties are located in the state of California.

                              Each Mortgage Loan has been designated for one of two separate mortgage loan groups based upon its index type as described below:



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 4

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              Group I:
                              All of the Group I Mortgage Loans bear interest at a mortgage rate that adjusts monthly and is equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as publicized by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (G.13)," determined by averaging the most recently available twelve months (the "One-Year MTA"). On each adjustment date, the Loan Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the One-Year MTA Index as available 15 days prior to each interest rate change date and the gross margin. The "Selected Interest Rates (G.13)" will cease publication after January 2002, and the Master Servicer will determine One-Year MTA based on Federal Reserve Statistical Release (H.15), which provides comparable information and determine a new Margin.

                              Group II:
                              All of the Group II Mortgage Loans bear interest at a mortgage rate that adjusts monthly based upon the weighted average cost of funds of the 11th district members of the Federal Home Loan Bank of San Francisco ("COFI Index"). On each adjustment date, the Mortgage Rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate change date and the gross margin.

                              None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                              The Mortgage Loans have a negative amortization feature whereby interest payments may be deferred and added to the principal balance thereof. For all of the Mortgage Loans, the monthly payment amount is subject to adjustment annually on a date specified in the Mortgage Note (or with respect to approximately 1.0% of the Mortgage Loans every five to ten years), subject to the conditions that
                              (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 5

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Mortgage Loan over its remaining term to maturity.

                              Approximately 72.8% of the Mortgage Loans provide for payment by the mortgagor of a prepayment penalty in connection with full prepayments of principal made within the period of time specified in the related mortgage note (typically ranging from 1 to 3 years from origination). Generally, the percentage charged will either be (a) a fixed percentage of approximately 2.00% or (b) a fixed percentage which declines each year, beginning at 3.00% and ramping down to 1.00% until expiration. In either case the prepayment penalty is calculated on the original principal balance.

                              The Net Rate (and Net Margin) for each Mortgage Loan is the applicable gross mortgage rate (or gross margin) less the Aggregate Expense Rate. The Aggregate Expense Rate is equal to the sum of the Master Servicing Fee Rate and the Servicing Fee Rate. The Master Servicing Fee Rate will equal 0.050% per annum. The Servicing Fee Rate for each Mortgage Loan will equal the per annum interest rate by which the gross margin exceeds the sum of
                              (i) the Master Servicing Fee Rate and (ii) 1.200% for each Group I loan and 1.250% for each Group II loan. The weighted average Aggregate Expense Rates as of the Cut-Off Date for the Mortgage Loans in Group I, Group II and the total pool are expected to be approximately 1.318%, 1.697% and 1.448%.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 6

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              Provided below is a brief summary of the composition of the pool by the index type as of October 1, 2001:

----------------------------------------------------------------------------------------------------------------------
   Index                 Prepay     Principal       % of      Gross      WAM       AGE     Gross      Orig
    Type       Teaser   Penalty      Balance        Pool       WAC      (mos)     (mos)    Margin     LTV       FICO
----------------------------------------------------------------------------------------------------------------------
    MTA          N         N        $169,451,520    14.32%     6.948%    363        3       2.398%     68.3%    719
----------------------------------------------------------------------------------------------------------------------
    MTA          Y         N         $47,326,728     4.00%     4.600%    367        2       2.413%     69.9%    724
----------------------------------------------------------------------------------------------------------------------
    MTA          N         Y        $444,526,435    37.56%     7.113%    360        3       2.561%     68.0%    718
----------------------------------------------------------------------------------------------------------------------
    MTA          Y         Y        $117,125,210     9.90%     4.372%    362        1       2.573%     68.5%    722
----------------------------------------------------------------------------------------------------------------------
   Sub-Total  MLG I                 $778,429,893    65.78%     6.512%    362        3       2.518%     68.3%    719
----------------------------------------------------------------------------------------------------------------------
    COFI         N         N         $93,491,687     7.90%     6.821%    365        5       2.798%     70.6%    722
----------------------------------------------------------------------------------------------------------------------
    COFI         Y         N         $11,858,931     1.00%     4.247%    363        1       2.761%     68.6%    709
----------------------------------------------------------------------------------------------------------------------
    COFI         N         Y        $267,792,778    22.63%     7.066%    360        5       3.002%     69.5%    722
----------------------------------------------------------------------------------------------------------------------
    COFI         Y         Y         $31,882,508     2.69%     4.220%    361        1       2.994%     69.3%    715
----------------------------------------------------------------------------------------------------------------------
   Sub-Total  MLG II                $405,025,904    34.22%     6.703%    361        5       2.947%     69.7%    721
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
      Totals  Pool                $1,183,455,797      100%     6.577%    361        4       2.665%     68.8%    720
----------------------------------------------------------------------------------------------------------------------

                              The approximate general characteristics of the Mortgage Loans as of October 1, 2001 are attached as Exhibit I.

Underwriting Standards:       The Mortgage Loans were originated to WaMu's
                              underwriting guidelines which provide for acceptable levels of credit, appraisal and underwriting criteria. Such underwriting criteria were applied in accordance with applicable state and federal laws and regulations. Underwriting guidelines are established to set acceptable criteria regarding credit history, repayment ability, necessary liquidity and adequacy of the collateral. These guidelines generally conform to secondary market standards. A further description of the underwriting standards is provided in the prospectus supplement.

Negative Amortization:        To the extent the amount of interest accruing on a
                              Mortgage Loan exceeds the fixed monthly payment
                              (such excess accrued interest, "Deferred
                              Interest"), the principal balance of such loan is increased by the amount of the Deferred Interest.
                              The aggregate amount of interest payable on each class of certificates will be reduced by the aggregate amount of Deferred Interest on the Mortgage Loans in the related Mortgage Loan Group and that Deferred Interest will be added to the certificate principal balances of each such class pro-rata in proportion to the amount of interest accrued.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 7

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Credit Enhancement:           Credit Enhancement for the Certificates is
                              provided by a senior/subordinate shifting interest structure with two cross-collateralized mortgage loan groups.

Cash-Flow Description:        Distributions on the Certificates will be made on
                              the 25th day of each month (or if such day is not a business day, on the next business day). The payments to the Certificates, to the extent of available funds from the applicable Mortgage Loan
                              Group, will be made according to the following priority:

                              Available Funds:

                              1. Payment of interest to the holders of the Class I-A and Class II-A Certificates, as applicable, at their respective Certificate Interest Rates on their respective class Principal Balances;

                              2. Payment of principal to the holders of the Class I-A and Class II-A Certificates, as applicable, in an amount equal to the Group I or Group II Senior Principal Distribution Amount; and

                              3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so the each Subordinate Class shall receive (a) the Class B Certificate Interest Rate, and (b) such class' pro-rata of the Subordinate Principal Distribution Amount.

Shifting Interest:            The Class I-A and Class II-A Certificates will be
                              entitled to receive 100% of the prepayments on the Mortgage Loans in their Mortgage Loan Group until
                              November 2011. The Senior Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                              50% for each test date.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 8

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to or greater than two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to November 2004 20% or b) after November 2004 30%, then prepayments will be allocated on a pro rata basis.

                              If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Additional Shifting Interest: Prior to the reduction of the Subordinate
                              Certificate Balances to zero, but after the reduction of either of the Class Certificate Balances of the Class I-A and II-A Certificates to zero, the remaining class of Senior Certificates will receive a pro-rata percentage of principal collected from the other Mortgage Loan Group:

                              o Prior to the Distribution Date occurring in [November 2004], the aggregate Class Principal Balance of the Subordinate Certificates is less than 50% of the initial aggregate Class Principal Balance of such classes; or

                              o On or after the Distribution Date occurring in [November 2004], the aggregate Class Principal Balance of the Subordinate Certificates is less than 25% of the initial aggregate Class Principal Balance of such classes.

                              In addition, prior to the reduction of the Subordinate Certificate Balances to zero, if on any Distribution Date the aggregate Class Principal Balance of any one Group of Senior Certificates is greater than the aggregate unpaid principal balance of the Mortgage Loans in the related Mortgage Loan Group, 100% of all principal collections allocable to the Subordinate Certificates from both Mortgage Loan Groups will be distributed to such Group of Senior Certificates until the aggregate Class Principal Balance of such Group of Senior Certificates equals the


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 9

WaMu Mortgage Pass-Through Certificates, Series 2001-AR3
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                              aggregate unpaid principal balance of the Mortgage Loans in the related Mortgage Loan Group.

Allocation of Losses:         Realized Losses on the Mortgage Loans will be
                              allocated first to the most junior class of Certificates outstanding beginning with the Class
                              B Certificates, in reverse numerical order, until the Certificate Principal Balance of each such Subordinate Class has been reduced to zero.
                              Thereafter, Realized Losses on the Mortgage Loans in each Mortgage Loan Group will be allocated to their respective Class A Certificates.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 31, 2001
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                       Page 10

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and
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not participated in its preparation and makes no representations regarding its
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"Statement Regarding Assumptions and Other Information", please refer to this
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The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant
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and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the
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expectations (econometric prepayment models, single expected lifetime
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(parallel and nonparallel changes for different maturity instruments),
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employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment
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collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and
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and the then current version of the Information. Offering Documents contain data
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prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                   Exhibit I
                                WAMU 2001 - AR3
                   Collateral Summary as of October 1, 2001

-----------------------------------------------------------------------------------
Stratification                            Group 1        Group 2         Total
-----------------------------------------------------------------------------------
Total Pool
Number of Loans                               1,643            873            2,516
Aggregate Unpaid Principal Balance      778,429,893    405,025,904    1,183,455,797
Percent of Total                             65.78%         34.22%          100.00%
Average UPB                                 473,786        463,947          470,372
Maximum Unpaid Principal Balance          1,500,000      1,475,946        1,500,000

-----------------------------------------------------------------------------------
Weighted Averages
Gross Coupon                                 6.512%         6.703%           6.577%
Net Coupon                                   5.194%         5.006%           5.129%
Original Term (months)                          364            366              365
Stated Remaining Term to Maturity (months)      362            361              361
Current Loan to Value                        68.11%         69.73%           68.67%
Credit Score                                    719            721              720
Gross Margin                                 2.518%         2.947%           2.665%
Net Margin                                   1.200%         1.250%           1.217%
Rate Cap at First Adjustment                   None           None             None
Periodic Rate Cap                              None           None             None
Maximum Interest Rate                       11.901%        11.937%          11.914%
Months to Roll                                    1              1                1
Months to Pay Adj                                 9              8                9
Seasoning (months)                                3              5                4

-----------------------------------------------------------------------------------
Loan Type/Index
COFI                                             --        100.00%           34.22%
MTA                                         100.00%             --           65.78%

-----------------------------------------------------------------------------------
Principal Balances
$0 -- $100,000                                0.30%          0.06%            0.21%
$100,001 -- $200,000                          1.16%          0.40%            0.90%
$200,001 -- $300,000                          6.84%          5.69%            6.45%
$300,001 -- $400,000                         22.00%         27.64%           23.93%
$400,001 -- $500,000                         16.96%         21.24%           18.43%
$500,001 -- $600,000                         15.30%         14.15%           14.91%
$600,001 -- $700,000                         13.43%         14.41%           13.76%
$700,001 -- $800,000                          6.29%          4.85%            5.80%
$800,001 -- $900,000                          1.83%          1.47%            1.71%
$900,001 -- $1,000,000                        4.55%          1.44%            3.49%
$1,000,001 -- $1,100,000                      2.81%          1.53%            2.37%
$1,100,001 -- $1,200,000                      1.47%          2.57%            1.85%
$1,200,001 -- $1,300,000                      2.43%          2.13%            2.33%
$1,300,001 -- $1,400,000                      1.05%          1.00%            1.04%
$1,400,001 -- $1,500,000                      3.57%          1.41%            2.83%

-----------------------------------------------------------------------------------
States > 3%
California                                   66.50%         78.85%           70.73%
Colorado                                      3.51%          4.14%            3.72%
Florida                                       3.94%             --            3.04%
New Jersey                                       --          3.29%               --
Washington                                    4.01%             --            3.04%
-----------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

-----------------------------------------------------------------------------------
Stratification                            Group 1        Group 2         Total
-----------------------------------------------------------------------------------
Gross Coupon
2.750% -- 2.999%                              0.09%             --           0.06%
3.750% -- 3.999%                             14.46%          9.91%          12.91%
4.250% -- 4.499%                              0.34%          0.48%           0.39%
4.750% -- 4.999%                             10.50%          3.03%           7.94%
5.250% -- 5.499%                              0.11%          0.15%           0.12%
5.750% -- 5.999%                              0.18%          0.43%           0.27%
6.250% -- 6.499%                                 --          0.22%           0.08%
6.500% -- 6.749%                              0.76%          1.22%           0.92%
6.750% -- 6.999%                              4.14%         17.22%           8.62%
7.000% -- 7.249%                             39.00%         52.41%          43.59%
7.250% -- 7.499%                             23.66%         14.08%          20.38%
7.500% -- 7.749%                              5.06%          0.71%           3.57%
7.750% -- 7.999%                              1.57%             --           1.04%
8.000% -- 8.249%                              0.05%          0.14%           0.08%
8.250% -- 8.499%                              0.07%             --           0.05%

-----------------------------------------------------------------------------------
Gross Margin
Less than 2.000%                              0.04%             --           0.03%
2.000% -- 2.249%                              3.98%          0.12%           2.66%
2.250% -- 2.499%                             25.90%          0.52%          17.21%
2.500% -- 2.749%                             53.34%          7.54%          37.67%
2.750% -- 2.999%                             15.25%         68.38%          33.43%
3.000% -- 3.249%                              1.36%         20.33%           7.86%
3.250% -- 3.499%                              0.06%          2.97%           1.05%
Greater than 3.500%                           0.07%          0.14%           0.09%

-----------------------------------------------------------------------------------
Maximum Interest Rate
Less than 10.500%                             2.36%          1.23%           1.97%
10.500% -- 10.749%                            0.01%             --           0.01%
10.750% -- 10.999%                            1.22%          0.10%           0.84%
11.250% -- 11.499%                            0.02%             --           0.01%
11.500% -- 11.749%                            0.21%             --           0.14%
11.750% -- 11.999%                           93.49%         95.53%          94.19%
12.000% -- 12.249%                            0.10%             --           0.06%
12.250% -- 12.499%                            2.46%          3.15%           2.69%
12.500% -- 12.749%                            0.02%             --           0.01%
13.000% -- 13.249%                            0.05%             --           0.03%
Greater than 13.250%                          0.07%             --           0.05%

-----------------------------------------------------------------------------------
Credit Score
620 -- 639                                    2.89%          3.31%           3.03%
640 -- 659                                    3.44%          3.83%           3.57%
660 -- 679                                    4.82%          5.15%           4.93%
680 -- 699                                   22.44%         18.71%          21.17%
700 -- 719                                   19.40%         20.19%          19.67%
720 -- 729                                    7.87%          9.05%           8.27%
730 -- 739                                    6.93%          5.53%           6.45%
740 -- 749                                    7.38%          6.94%           7.23%
750 -- 759                                    7.01%          7.51%           7.18%
760 -- 769                                    6.48%          6.86%           6.61%
770 -- 779                                    4.65%          5.18%           4.83%
780 -- 789                                    3.41%          3.27%           3.36%
790 -- 799                                    2.20%          2.92%           2.45%
Greater Than 800                              1.08%          1.58%           1.25%

-----------------------------------------------------------------------------------
Property Type
Single Family                                92.02%         92.33%          92.13%
Condominium                                   7.98%          7.67%           7.87%

-----------------------------------------------------------------------------------
Occupancy
Primary Residence                            92.90%         94.95%          93.60%
Investor                                      2.56%          2.85%           2.66%
Second Home                                   4.55%          2.20%           3.74%

-----------------------------------------------------------------------------------
Loan Purpose
Purchase                                     33.08%         35.97%          34.06%
Rate/Term Refinance                          10.25%          7.49%           9.31%
Cash Out                                     56.67%         56.54%          56.63%
-----------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.

-----------------------------------------------------------------------------------
Stratification                            Group 1        Group 2         Total
-----------------------------------------------------------------------------------
Current Loan To Value Ratio
30.00% or less                                1.37%          0.74%           1.15%
30.01% -- 35.00%                              1.00%          0.44%           0.81%
35.01% -- 40.00%                              1.83%          1.69%           1.78%
40.01% -- 45.00%                              2.27%          2.51%           2.36%
45.01% -- 50.00%                              4.44%          3.28%           4.05%
50.01% -- 55.00%                              5.64%          5.28%           5.52%
55.01% -- 60.00%                              6.22%          5.34%           5.92%
60.01% -- 65.00%                             12.34%          9.28%          11.30%
65.01% -- 70.00%                             10.62%         10.28%          10.50%
70.01% -- 75.00%                             17.86%         18.95%          18.23%
75.01% -- 80.00%                             26.97%         35.37%          26.42%
80.01% -- 85.00%                              7.53%         15.19%          10.15%
85.01% -- 90.00%                              1.14%          1.22%           1.17%
90.01% -- 95.00%                              0.66%          0.42%           0.58%
95.00% or Greater                             0.10%             --           0.05%

-----------------------------------------------------------------------------------
Months to Next Rate Adjustment
1                                            94.79%         98.08%          95.91%
2                                             3.70%          1.07%           2.80%
3                                             1.34%          0.85%           1.17%
4                                             0.18%             --           0.12%

-----------------------------------------------------------------------------------
Months to Fully Index
Fully Indexed                                78.87%         89.20%          82.41%
1                                            15.91%          8.88%          13.51%
2                                             3.70%          1.07%           2.80%
3                                             1.34%          0.85%           1.17%
4                                             0.18%             --           0.12%

-----------------------------------------------------------------------------------
Months to Next Pay Adjustment
2                                            15.94%          9.51%          13.74%
3                                             3.87%          1.51%           3.06%
4                                             1.74%          6.80%           3.47%
5                                             0.31%         11.58%           4.17%
6                                             0.17%         10.94%           3.86%
7                                             0.39%          8.45%           3.15%
8                                             5.24%          9.72%           6.78%
9                                            19.45%          8.32%          15.64%
10                                           20.91%         10.58%          17.38%
11                                           16.01%         12.65%          14.86%
12                                           14.51%          9.94%          12.94%
50 -- 58 Months                               1.31%             --           0.86%
110 -- 115 Months                             0.16%             --           0.10%

-----------------------------------------------------------------------------------
Remaining Term to Stated Maturity
300 -- 359                                   83.89%         86.00%          84.61%
360 -- 419                                   12.77%          9.40%          11.62%
420 -- 479                                    2.93%          4.51%           3.47%
480 Months                                    0.42%          0.08%           0.30%

-----------------------------------------------------------------------------------
Negative Amortization Cap
110.00%                                       3.14%          1.58%           2.60%
125.00%                                      96.86%         98.42%          97.40%

-----------------------------------------------------------------------------------
Prepayment Penalty Term
None                                         27.85%         26.01%          27.22%
1 Year                                       55.37%         58.54%          56.46%
3 Years                                      16.78%         15.45%          16.32%
-----------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral term sheets, if any.